PRIVATE PLACEMENT	5 Months Ended
Sep. 30, 2025
Private Placement
PRIVATE PLACEMENT

NOTE 4. PRIVATE PLACEMENT

The Sponsor has committed to purchase an aggregate of 255,829 Private Units (or 264,829 Private Units if the underwriter’s over-allotment option is exercised in full) at a price of $10.00 per Private Unit from the Company in a private placement that will occur simultaneously with the closing of the Proposed Offering. The proceeds from the sale of the Private Units will be added to the net proceeds from the Proposed Offering held in the Trust Account. The Private Units are identical to the Units sold in the Proposed Offering, as described in Note 7. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants will expire worthless.

BM ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS